UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2019

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24843	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1004 Farnam Street, Suite 400, Omaha, Nebraska		68102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (402) 444-1630

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in America First Multifamily Investors, L.P.	ATAX	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2019, Craig S. Allen informed America First Multifamily Investors, L.P. (the “Partnership”) of his intention to retire as Chief Financial Officer of the Partnership effective as of December 31, 2019. Mr. Allen’s retirement is not related to any disagreement with the Partnership or its general partner regarding any financial, accounting, or other matters.

In connection with his retirement, Mr. Allen and the Partnership entered into a Consulting Agreement dated December 2, 2019, pursuant to which Mr. Allen will assist the Partnership during its transition to a new Chief Financial Officer and continue to serve as a consultant to the Partnership for a four-month period beginning January 1, 2020.

Under the terms of the Consulting Agreement, Mr. Allen will receive a monthly consulting fee of $25,000 for up to 40 hours of services rendered per month during the four-month consulting period following his retirement date. Fees for services rendered over 40 hours per month will be billed at a rate of $625 per hour.  In addition, Mr. Allen will receive a fee of $20,000 upon the Partnership’s filing of its 2019 Form 10-K with the Securities and Exchange Commission and a fee of $20,000 upon the Partnership delivering the 2019 Schedule K-1’s to its unitholders. In exchange for the foregoing compensation, Mr. Allen has agreed to customary restrictive covenants in favor of the Partnership.  The term of the Consulting Agreement expires on April 30, 2020.  The foregoing description of the Consulting Agreement is a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

In conjunction with Mr. Allen’s retirement, on December 6, 2019, the Board of Managers of Greystone AF Manager LLC (“Greystone”), which is the general partner of the general partner of the Partnership, appointed Jesse A. Coury to serve as the Partnership’s interim Chief Financial Officer, effective as of January 1, 2020. Mr. Coury will serve in this capacity until a permanent Chief Financial Officer is appointed.

Mr. Coury, who is 34 years old, has served as the Partnership’s Corporate Controller since 2017.  Mr. Coury served as the Director of Internal Audit for Burlington Capital LLC in 2016 and held various positions with RSM US LLP from 2009 to 2015, with his last position as an Assurance Manager. Mr. Coury received his Bachelor of Arts in Accounting and Master of Accountancy degrees from the University of Notre Dame. Mr. Coury holds a designation as a Certified Public Account (CPA) in the State of Nebraska.  Mr. Coury did not enter into any plan, contract, or arrangement in connection with his appointment as the interim Chief Financial Officer.

There is no arrangement or understanding between Mr. Coury and any other persons or entities pursuant to which Mr. Coury was appointed as the interim Chief Financial Officer of the Partnership.  There is no family relationship between Mr. Coury and any member of the board of managers of Greystone or any executive officer of the Partnership, and there are no transactions between the Partnership and Mr. Coury that require disclosure under Item 404(a) of Regulation S-K.

On December 6, 2019, the Partnership issued a press release announcing Mr. Allen’s retirement and the appointment of Mr. Coury as interim Chief Financial Officer. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Statements

Certain statements in this report are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995.  These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “should,” “will,” “estimates,” “potential,” “continue,” or other similar words or phrases.  Similarly, statements that describe objectives, plans, or goals also are forward-looking statements.  Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Partnership.  The Partnership cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements.  Risks and uncertainties include, but are not limited to: the intended executive officer changes will not occur as currently expected; and the other risks detailed in the Partnership’s SEC filings (including but not limited to, the Partnership’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K).  Readers are urged to consider these factors carefully in evaluating the forward-looking statements.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the developments and future events concerning the Partnership set forth in this report may differ materially from those expressed or implied by these forward-looking statements.  You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document.  We anticipate that subsequent events and developments will cause our expectations and beliefs to change.  The Partnership assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.

Item 9.01.  Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description

10.1	Consulting Agreement dated December 2, 2019.

99.1	Press Release dated December 6, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICA FIRST MULTIFAMILY INVESTORS, L. P.

Dated: December 6, 2019	By:	/s/ Craig S. Allen
Printed: Craig S. Allen
Title: Chief Financial Officer